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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                      AMENDMENT NO. 1 TO THE LOAN AGREEMENT

     AMENDMENT NO. 1 TO THE LOAN AGREEMENT made as of the 27th day of February, 2003

BETWEEN:

                     AMERICREDIT FINANCIAL SERVICES OF
                     CANADA LTD., a corporation amalgamated
                     under the laws of Canada

                     (the "Seller" and "Servicer")

                                       and

                     AMERICREDIT CANADA FUNDING TRUST I,
                     a trust established under the laws of the province of Ontario by its trustee (the "Trustee"), CIBC
                     MELLON TRUST COMPANY, a trust company
                     incorporated under the laws of Canada

                     (the "Trust")

                                     - and -

                     CONGRESS FINANCIAL CORPORATION
                     (CANADA), an Ontario corporation

                     (the "Lender" and "Collateral Agent")

WHEREAS the Seller, the Servicer, the Trust, the Lender and the Collateral Agent entered into a loan agreement dated as of April 30, 2002 (the "Loan Agreement") pursuant to which the Lender agreed to provide funds to the Trust for the purchase of Receivables under the Receivables Purchase Agreement;

NOW THEREFORE THIS AMENDMENT NO. 1 TO THE LOAN AGREEMENT that, in consideration of the premises, covenants and agreements of the parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereby covenant and agree as follows:

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                                       -2-

                                    ARTICLE 1
                                 INTERPRETATION

1.1  DEFINED TERMS

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in Exhibit I to the Receivables Purchase Agreement.

                                    ARTICLE 2
                         AMENDMENT TO THE LOAN AGREEMENT

2.1  AMENDMENT TO SECTION 3.1

Section 3.1 of the Loan Agreement is hereby deleted and replaced with the following:

     "The initial term of this Agreement and the facility described herein shall expire on February 27, 2003 (the "Initial Commitment Expiry Date")."

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.1  MISCELLANEOUS

     (a) Amendment No. 1 to the Loan Agreement made or effected hereby shall be effective as of, from and as if executed and delivered on February 24, 2003 notwithstanding the actual day of execution and delivery of this Amendment No.1.

     (b) In this amending agreement, unless there is something in the subject matter or context inconsistent therewith, "this agreement", "hereto", "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this amending agreement and not to any particular section or other portion hereof.

     (c) The Loan Agreement, as amended, and all related documents are ratified and confirmed in all respects and continue in full force and effect otherwise unamended.

     (d) Amendment No. 1 to the Loan Agreement may be executed in counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

     (e) Each party shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances as are reasonably required for the purpose of accomplishing and effecting the intention of this Amendment No. 1.

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                                       -3-

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Loan Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    AMERICREDIT FINANCIAL SERVICES
                                    OF CANADA LTD., as Seller and Servicer

                                    By:
                                        ----------------------------------------
                                         Name:  Katharyn Harlow
                                         Title: Vice President, Finance

                                    AMERICREDIT CANADA FUNDING
                                    TRUST I by its Trustee CIBC MELLON
                                    TRUST COMPANY, by its Administrator
                                    AMERICREDIT FINANCIAL SERVICES
                                    OF CANADA LTD.

                                    By:
                                        ----------------------------------------
                                         Name: Katharyn Harlow
                                         Title:  Vice President, Finance

                                    CONGRESS FINANCIAL  CORPORATION
                                    (CANADA),  as Lender and Collateral Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title: